Exhibit 10.45
EXECUTION VERSION
THIRD AMENDMENT AND WAIVER
TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of December 29, 2006 (this “Amendment”), to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is made by ASYST TECHNOLOGIES, INC., a California corporation, ASYST JAPAN, INC., a Japanese corporation, ASYST SHINKO, INC., a Japanese corporation (collectively, the “Borrowers”), and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, are all parties to the Credit Agreement, dated as of June 22, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Existing Credit Agreement and waive certain other provisions of the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to the amendments and waivers set forth below;
     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
     “Amendment” is defined in the preamble.
     “Amendment Effective Date” is defined in Article IV.
     “Borrowers” is defined in the preamble.
     “Credit Agreement” is defined in the first recital.

     “Existing Credit Agreement” is defined in the first recital.
     SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
     Subject to the occurrence of the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II.
     SECTION 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety to read as follows:
     “Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA, less (ii) the aggregate amount of all Capital Expenditures, and less (iii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash (less the aggregate amount of such taxes paid in cash by ASI in the Measurement Period ending December 31, 2006, in an aggregate amount not to exceed $9,000,000) to (b) the sum of (i) Consolidated Interest Charges and (ii) the aggregate principal amount of all regularly scheduled principal payments, current maturities of borrowed money and redemptions or similar acquisitions for value of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, in each case, of or by the Company and its Subsidiaries for the most recently completed Measurement Period.
     SECTION 2.2. Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended by amending clause (c) thereof in its entirety to read as follows:
     (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Company to be less than the ratio set forth below opposite such fiscal quarter:

Minimum
Consolidated
Fixed Charge
Four Fiscal Quarters Ending	Coverage Ratio
Closing Date through March 31, 2007	2.00:1

April 1, 2007	2.50:1
and each fiscal quarter thereafter
     SECTION 2.3. Compliance Certificate. The Compliance Certificate is hereby amended in its entirety to read as set forth in Exhibit A.
ARTICLE III
WAIVERS
     Subject to the occurrence of the Amendment Effective Date, the Lenders hereby waive:
          (a) Until January 15, 2007, compliance by ASI with the requirement to deliver certificated Equity Interests of Asyst Shinko Taiwan, Inc. (“ASTI”) to the Administrative Agent, together with related legal opinions and resolutions of the board of directors or other managing body of ASI or other satisfactory evidence of authorization (including board minutes) by such managing body, in each case pursuant to clauses (a)(iii) and (v) of Section 6.13 of the Credit Agreement and corresponding provisions of the other Loan Documents.
          (b) Until January 31, 2007, compliance by ASTI with the requirement to execute and deliver a guaranty or guaranty supplement under which ASTI will guarantee the obligations of the Loan Parties under the Loan Documents, together with related Organization Documents, resolutions of the board of directors or other managing body of ASI or other satisfactory evidence of authorization (including board minutes) by such managing body, certificates and legal opinions, in each case pursuant to Section 6.13 of the Credit Agreement and clause (a) of Article III of the Second Amendment and Waiver to Credit Agreement, dated as of November 13, 2006, among ATI, AJI and the Lenders party thereto. Each Borrower agrees that it shall be an immediate and automatic Event of Default if the Borrowers fail to satisfy the foregoing requirements within the time frame and under the terms and conditions provided for therein.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) following receipt by the Administrative Agent of (a) counterparts hereof executed on behalf of the Borrowers and the requisite Lenders and (b) a non-refundable fee in an amount equal to $15,000 for each Lender party hereto, for the account of each such Lender.
ARTICLE V
MISCELLANEOUS
     SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 5.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     SECTION 5.6. Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SECTION 5.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent and warrant to the Lenders, on the Amendment Effective Date, after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ASYST TECHNOLOGIES, INC.
By:	/s/ Stephen S. Schwartz
Name:
Title:

ASYST JAPAN, INC.
By:	/s/ Stephen S. Schwartz
Name:
Title:

ASYST SHINKO, INC.
By:	/s/ Stephen S. Schwartz
Name: Title:

Acknowledged by BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ken Puro
	Name:	Ken Puro
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Lee A. Merkle-Raymond

Name: Lee A. Merkle-Raymond
Title: Managing Director

COMERICA BANK, as a Lender

By:	/s/ Stephanie Karic

Name: Stephanie Karic
Title: Vice President

KEYBANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Thomas A. Crandell

Name: Thomas A. Crandell
Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A. as a Lender

By:	/s/Allan B. Miner

Name: Allan B. Miner
Title: Vice President

DEVELOPMENT BANK OF JAPAN as a Lender

By: /s/ Z. Yamazaki

Name: Zenya Yamazaki
Title: Director General
Department for International Affairs

Exhibit A
Compliance Certificate

FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement, dated as of June 22, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Asyst Technologies, Inc., a California corporation (the “Company”) and Asyst Japan, Inc., a Japanese corporation, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
     The undersigned Responsible Officer1, acting in such capacity and position on behalf of the Company, hereby certifies as of the date hereof that he/she is the ___of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial
statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review

[1]	This Certificate should be from the Chief Executive Officer or Treasurer of the Company.

of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.
     3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and
[select one:]
     [to the best knowledge of the undersigned during such fiscal period, the Company performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
—or—
     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Borrowers contained in Article V of the Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
     5. The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate. The line item descriptions on the attached Schedules 2 and 3 are in summary form for ease of use only and the provisions of the related definitions shall control.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, ________.

ASYST TECHNOLOGIES, INC.

By:

Name:

Title:

For the Quarter/Year ended ___________________, ____ (“Statement Date”)
SCHEDULE 2
TO THE COMPLIANCE CERTIFICATE
($ IN 000’S)

I.	Section 7.11(a) – Consolidated Total Leverage Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date[2]		$

	B.	Consolidated EBITDA for Measurement Period ending on above date (“Subject Period”):		$

		1.	Consolidated Net Income for Subject Period:	$

		2.	Consolidated Interest Charges for Subject Period:	$

		3.	Provision for income taxes for Subject Period:	$

		4.	Depreciation expenses for Subject Period:	$

		5.	Amortization expenses for Subject Period:	$

		6.	Non-cash income expense determined pursuant to FAS 123R:	$

		7.	Income Tax credits for Subject Period:	$

		8.	Consolidated EBITDA (Lines II.A.1 + 2 + 3 + 4 + 5 + 6 – 7):	$

	C.	Consolidated Total Leverage Ratio (Line I.A ÷ Line I.B):		to 1

Maximum permitted:

Maximum Consolidated Total Leverage
Four Fiscal Quarters Ending	Ratio
June 30, 2006 and each fiscal quarter thereafter	3.50
II.	Section 7.11 (b) – Consolidated Senior Leverage Ratio.

[2]	Minus, solely with respect to the determination of the Consolidated Total Leverage Ratio for the fiscal quarter ended September 30, 2006, cash and Cash Equivalents of the Company and its Subsidiaries on a consolidated basis in excess of $70,000,000.

A.	Consolidated Senior Indebtedness at Statement Date[3]	$

B.	Consolidated EBITDA for Subject Period (Line I.B.8 above):	$

C.	Consolidated Senior Leverage Ratio (Line II.A ÷ Line II.B):	to 1

Maximum permitted:

Maximum Consolidated Senior
Four Fiscal Quarters Ending	Leverage Ratio
Closing Date through December 30, 2006	2.25:1
December 31, 2006 and each fiscal quarter thereafter	2.00:1

III.	Section 7.11(c) — Consolidated Fixed Charge Coverage Ratio

	A.	Consolidated EBITDA for Subject Period (Line I.B.8 above):	$

	B.	Cash Capital Expenditures for Subject Period:	$

	C.	Federal, State, Local and Foreign Cash Income Taxes[4]:	$

	D.	Consolidated Interest Charges for Subject Period:	$

	E.	Scheduled Principal payments, etc. for Subject Period:	$

	F.	Consolidated Fixed Charge Coverage Ratio ([Line III.A – Line III.B – Line III.C] ÷ [Line III.D + Line III.E]):

Minimum required:

Minimum Consolidated Fixed Charge
Four Fiscal Quarters Ending	Coverage Ratio
Closing Date through March 31, 2007	2.00:1
April 1, 2007 and each fiscal quarter thereafter	2.50:1

[3]	Minus, solely with respect to the determination of the Consolidated Senior Leverage Ratio for the fiscal quarter ended September 30, 2006, cash and Cash Equivalents of the Company and its Subsidiaries on a consolidated basis in excess of $70,000,000.

[4]	Less the aggregate amount of such taxes paid in cash by ASI in the Measurement Period ending December 31, 2006, in an aggregate amount not to exceed $9,000,000 .

IV.	Section 7.11(d) – Minimum Consolidated EBITDA

	A.	Consolidated EBITDA for the four fiscal quarter period ending September 30, 2006	$

		Minimum required:		$48,500,000

V.	Section 7.12 — Capital Expenditures.

	A.	Capital Expenditures made during fiscal year to date:	$

	B.	Maximum permitted Capital Expenditures ($_____________):	$

	C.	Excess (deficient) for covenant compliance (Line V.B – V.A):	$

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 3
TO THE COMPLIANCE CERTIFICATE
($ IN 000’S)
CONSOLIDATED EBITDA
(IN ACCORDANCE WITH THE DEFINITION OF CONSOLIDATED EBITDA
AS SET FORTH IN THE AGREEMENT)

Twelve
Consolidated	Quarter	Quarter	Quarter	Quarter	Months
EBITDA	Ended	Ended	Ended	Ended	Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-cash income expense determined pursuant to FAS 123R
- income tax credits
= Consolidated EBITDA